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                                                                   EXHIBIT 10.27

      AMENDMENT TO THE CUSTOM INSTRUMENT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT BETWEEN THE R. W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE, ABI
             APPLIED BIOSYSTEMS GROUP, AND ACLARA BIOSCIENCES, INC.




     This amendment to the Custom Instrument Development and Commercialization Agreement (the "Amendment"), signed by the Parties as of October 1, 2001 (the "Amendment Signing Date"), and effective as of September 30, 2000 (the "Amendment Effective Date"), is by and between The R. W. Johnson Pharmaceutical Research Institute, a division of Ortho-McNeil Pharmaceutical, Inc., a Delaware corporation having a business address at 920 U.S. Route 202, Raritan, New Jersey (hereinafter "PRI"), Applied Biosystems Group, a business of PE Corporation (NY) having a principal place of business at 850 Lincoln Center Drive, Foster City, California 94404 (hereinafter "ABG") and ACLARA BioSciences, Inc., a Delaware corporation having a principal place of business at 1288 Pear Avenue, Mountain View California 94043-1432 (hereinafter "ACLARA"). PRI, ABG, and ACLARA are referred to in this Amendment individually or collectively as Party or Parties, as the case may be.

                                   BACKGROUND

     The Parties entered into the Custom Instrument Development and Commercialization Agreement, dated October 1, 1998 (the "PRI Agreement"), pursuant to which the Parties pursued the goal of designing, developing and producing prototype high-throughput chip reading devices incorporating microfluidic technology .

     PRI and ACLARA desire to continue collaborative research under the PRI Agreement after the Amendment Effective Date, and desire to modify certain aspects of the PRI Agreement in order to continue the collaborative research initiated under the PRI Agreement.

     ABG wishes to withdraw from further participation in collaborative research under the PRI Agreement as of the Amendment Effective Date.

     NOW, THEREFORE, in consideration of the above premises and the covenants set forth in this Amendment, the PRI Agreement shall be and hereby is amended so that, on and after the Amendment Effective Date, the agreement between the parties with respect to the subject matter of the PRI Agreement shall be the terms and conditions set forth in the PRI Agreement as modified in this Amendment.

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                                    AGREEMENT

     1. "PE" shall be deleted and replaced by "ABG" throughout the PRI Agreement. ABG shall have the same meaning in the PRI Agreement as defined in this Amendment.

     2. On the Amendment Effective Date and thereafter, PRI and ACLARA shall release, and hereby do release, ABG from all covenants, promises, undertakings, duties and responsibilities of further performance under the PRI Agreement, except as otherwise provided herein.

     3. On the Amendment Effective Date and thereafter, ABG shall release, and hereby does release, PRI from all covenants, promises, undertakings, duties and responsibilities of further performance under the PRI Agreement, to the extent that such further performance is an obligation of PRI to ABG under the PRI Agreement, and except as otherwise provided herein.

     4. On the Amendment Effective Date and thereafter, ABG shall release, and hereby does release, ACLARA from all covenants, promises, undertakings, duties and responsibilities of further performance under the PRI Agreement, to the extent that such further performance is an obligation of ACLARA to ABG under the PRI Agreement, and except as otherwise provided herein.

     5. On the Amendment Effective Date and thereafter and except as otherwise provided herein, ACLARA shall assume responsibility, and hereby assumes responsibility, for performing all covenants, promises, undertakings, and duties assigned to ACLARA solely, ABG solely, or to ABG and ACLARA jointly, under the PRI Agreement.

     6. On the Amendment Effective Date and thereafter, ABG shall convey, transfer and assign, and hereby conveys, transfers and assigns, all of its rights under the PRI Agreement to ACLARA, regardless of whether ABG holds such rights solely, or jointly with ACLARA, or jointly with any other entity.

     7. Notwithstanding any other provision of this Amendment, ABG, ACLARA, and PRI shall remain bound by the confidentiality obligations and covenants of
Article 10 of the PRI Agreement, such Article 10 entitled "Confidentiality."

     8. All other provisions of the PRI Agreement not expressly modified by this Amendment shall remain in full force and effect.

[Signature page follows.]


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     IN WITNESS WHEREOF, this Amendment has been entered into by and between
ABG, ACLARA and PRI by their respective duly authorized representatives as of the Amendment Effective Date.

APPLIED BIOSYSTEMS GROUP OF               ACLARA BIOSCIENCES, INC.

PE CORPORATION (NY)


By: /s/ Michael W. Hunkapiller            By: /s/ Joseph M. Limber
    ----------------------------------        ----------------------------------

Name: Michael W. Hunkapiller              Name: Joseph M. Limber
     ---------------------------------         ---------------------------------

Title: President, Applied Biosystems      Title: President, CEO
       Group, Executive Vice                    --------------------------------
       President, PE Corporation
      --------------------------------

Date: October 8, 2001                     Date: October 15, 2001
     ---------------------------------         ---------------------------------



THE R. W. JOHNSON PHARMACEUTICAL
RESEARCH INSTITUTE, INC., A DIVISION
OF ORTHO-McNEIL PHARMACEUTICAL,
INC.

By: /s/ Michael R. Jackson, Ph.D.
   -----------------------------------

Name: Michael R. Jackson, Ph.D.
     ---------------------------------

Title: Sr. V.P. Drug Discovery
      --------------------------------

Date: October 5, 2001
     ---------------------------------


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